ALPS ETF TRUST

ALPS Clean Energy ETF (Cboe BZX: ACES)
(the “Fund”)

SUPPLEMENT DATED DECEMBER 8, 2020 TO THE SUMMARY PROSPECTUS,
PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED MARCH 31, 2020, AS SUPPLEMENTED

All changes noted in this supplement will be effective on January 1, 2021 (the “Effective Date”).

Summary Prospectus

The section entitled “FEES AND EXPENSES OF THE FUND – Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)” in the Summary Section of the Fund’s Prospectus is hereby deleted and replaced with the following information:

Management Fees(1)	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.55%

(1)	Restated to reflect current fees.

The chart in the section entitled “FEES AND EXPENSES OF THE FUND – Example” in the Summary Section of the Fund’s Prospectus is hereby deleted and replaced with the following information:

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$56	$176	$307	$689

Prospectus

The first sentence of the second paragraph under the section entitled “INVESTMENT ADVISORY SERVICES – Investment Adviser” of the Fund’s Prospectus is hereby replaced with the following information:

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets.

Statement of Additional Information

The information for ACES in the chart under the section entitled “Investment Advisory Agreement” of the Fund’s SAI is hereby replaced with the following information:

Fund	Advisory Fee
ALPS Clean Energy ETF	0.55%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE